UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2024

ENVELA CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-11048	88-0097334
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1901 Gateway Drive, Ste 100, Irving, Texas 75038

(Address of principal executive offices) (Zip Code)

(972) 587-4049

(Registrant’s Telephone Number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.01 per share	ELA	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 28, 2024, the Company held its 2024 annual meeting (the “Annual Meeting”) of stockholders (the “Stockholders”) virtually. The matters submitted to the Stockholders for a vote at the Annual Meeting were set forth in the Company’s Definitive Proxy Statement on Schedule DEF 14A, which was filed with the Securities and Exchange Commission on April 30, 2024 (the “Proxy Statement”) and distributed to the Stockholders. Stockholders representing 23,005,127 or 87.61% of the shares of the Common Stock outstanding and entitled to vote as of the record date, May 24, 2024, were represented virtually at the meeting either in person or by proxy.

The matters proposed to the Stockholders for a vote were: (i) the election of each of John R. Loftus, Jim R. Ruth, Alexandra C. Griffin, Allison M. DeStefano and Richard D. Schepp as members of the Company’s Board of Directors; (ii) the ratification of the Company’s appointment of Whitley Penn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and (iii) to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of proposals one and two.

The final voting results of the Annual Meeting are set forth below.

Proposal One

The nominees named in the Proxy Statement (the “Proxy Statement Nominees”) were elected to the Board of Directors to serve until the next annual meeting of Stockholders and until their respective successors are duly-elected and qualified (or until their death, resignation or removal, if earlier). The Proxy Statement Nominees were the only nominees to receive votes for their election at the meeting, and the Proxy Statement Nominees constitute the five nominees receiving the highest number of votes in favor of their election as directors. The results of the vote with respect to their respective elections were as follows:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
John R. Loftus	21,636,411	8,352	1,360,364
Allison M. DeStefano	21,580,543	64,220	1,360,364
Jim R. Ruth	21,236,224	408,539	1,360,364
Richard D. Schepp	21,415,311	229,452	1,360,364
Alexandra C. Griffin	21,415,614	229,149	1,360,364

Proposal Two

The proposal to ratify the Company’s appointment of Whitley Penn, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, was approved by the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,995,591	8,459	1,077	0

Proposal Three

The proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of proposals one and two was approved by the following vote. It was not necessary to adjourn the Annual Meeting as proposals one and two were approved at the Annual Meeting.

Votes For	Votes Against	Abstentions
22,109,338	882,799	12,990

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ John G. DeLuca
John G. DeLuca
Chief Financial Officer

Date: June 28, 2024

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